UNITED STATES
SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

     CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – APRIL 10, 2008

ECOLOCAP SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

NEVADA	000-31165	20-0909393
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

740 Saint-Maurice Street
Suite 102, Montreal, Quebec, Canada
H3C 21L5
(Address of principal executive offices)

(514) 876-3907
(Registrant’s telephone number, including area code)

353, St-Nicolas Street
Suite 205, Montreal, Quebec, Canada
H2Y 2P1
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01:     Update from the President

On April 10, 2008, EcoloCap Solutions Inc. (the “Company”) filed a press release to announce the results of the last sixty days of Dr. Tri Vu Truong as Chief Executive Officer of the Company and in strengthening the company’s future position in the field of creating Renewable Energy sources and limiting the emissions of CO2, by identifying and securing projects in China, India, Vietnam, and Africa that are deem profitable under the Kyoto Protocol and using Carbon as a new commodity. The Company’s mission is to apply its expertise and financial resources to projects that will positively contribute to the reduction of greenhouse gas and to contribute to the development of renewable energy.

Item 9.01	Financial Statement and Exhibits

(d)
Exhibit No.	Description

99.1	Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOCAP SOLUTIONS INC.

Date: April 10, 2008	By: MICHEL ST-PIERRE
Name: Michel St-Pierre
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release